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                                                                   EXHIBIT 10.8


_______________________________________________________________________________


                         NDE ENVIRONMENTAL CORPORATION
                               CO-SALE AGREEMENT

_______________________________________________________________________________


                          DATED AS OF OCTOBER 25, 1996
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                               TABLE OF CONTENTS


SECTION 1.     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 1
SECTION 2.     SALES BY SHAREHOLDER  . . . . . . . . . . . . . . . . . . . . 2
               2.1     NOTICE OF PURCHASER OFFERS  . . . . . . . . . . . . . 2
               2.2     RIGHT TO PARTICIPATE  . . . . . . . . . . . . . . . . 2
               2.3     CONSUMMATION OF SALE  . . . . . . . . . . . . . . . . 3
               2.4     ONGOING RIGHTS  . . . . . . . . . . . . . . . . . . . 3
               2.5     PERMITTED EXEMPTIONS  . . . . . . . . . . . . . . . . 3
SECTION 3.     PROHIBITED TRANSFERS  . . . . . . . . . . . . . . . . . . . . 3
               3.1     TREATMENT OF PROHIBITED TRANSFERS . . . . . . . . . . 3
               3.2     PUT OPTION  . . . . . . . . . . . . . . . . . . . . . 3
SECTION 4.     LEGENDED CERTIFICATE  . . . . . . . . . . . . . . . . . . . . 4
               4.1     LEGEND  . . . . . . . . . . . . . . . . . . . . . . . 4
               4.2     LEGEND REMOVAL  . . . . . . . . . . . . . . . . . . . 4
SECTION 5.     MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . 4
               5.1     TERMINATION OF CO-SALE RIGHTS . . . . . . . . . . . . 4
               5.2     NOTICES . . . . . . . . . . . . . . . . . . . . . . . 5
               5.3     SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . . 7
               5.4     SEVERABILITY  . . . . . . . . . . . . . . . . . . . . 7
               5.5     AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . 7
               5.6     GOVERNING LAW . . . . . . . . . . . . . . . . . . . . 7
               5.7     OTHER OBLIGATIONS OF COMPANY  . . . . . . . . . . . . 7





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                               CO-SALE AGREEMENT


         This is a CO-SALE AGREEMENT dated as of October 25, 1996 ("Agreement") by and among NDE ENVIRONMENTAL CORPORATION ("NDE"), a Delaware corporation, PROACTIVE PARTNERS, L.P., a California limited partnership ("Proactive"), LAGUNITAS PARTNERS, L.P., a California limited partnership ("Lagunitas"), JAY ALLEN CHAFFEE, A. DANIEL SHARPLIN and BANC ONE CAPITAL PARTNERS, L.P. ("BOCP"), an Ohio limited partnership, provided for in and entered into pursuant to the NOTE AND WARRANT PURCHASE AGREEMENT , as amended, restated, supplemented or otherwise modified from time to time ("Purchase Agreement") by and among BOCP, as purchaser, and NDE, TANKNOLOGY/NDE CORPORATION, USTMAN INDUSTRIES, INC., PROECO, INC., and TANKNOLOGY CANADA (1988), INC.

         NDE, together with its successors and assigns, is referred to as the "Company," Proactive, Lagunitas, and Messrs. Chaffee and Shamplin together with their respective successors and assigns, are referred to collectively as the "Shareholders" and individually as a "Shareholder," and BOCP, together with its successors and assigns, is referred to as the "Holder." The Company, the Shareholders and the Holder are referred to collectively as the "Parties" and individually as a "Party."

         THIS AGREEMENT IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows.



         SECTION 1.       DEFINITIONS

All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Purchase Agreement. The terms defined in the Purchase Agreement that are used with such definitions in this Agreement include:


"Affiliate"
"Business Days"
"Capital Stock"
"Closing Date"
"Common Shares"
"Convertible Securities"
"Event of Default"
"Notice"
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"Purchase Shares"
"Qualified Public Offering"
"Warrants"
"Warrant Certificate"
"Warrant Shares"

         SECTION 2.       SALES BY SHAREHOLDER.

              2.1 NOTICE OF PURCHASER OFFERS. Should any Shareholder ("Selling Shareholder") propose to accept one or more bona fide offers from any persons to purchase Common Shares or Convertible Securities from such Selling Shareholder, other than an offer from the Company to purchase such Common Shares or Convertible Securities pursuant to an existing agreement, plan or policy by reason of such Selling Shareholder's death, disability, retirement or termination of employment (the "Purchase Offer"), then such Selling Shareholder shall promptly notify the Holder of the terms and conditions of such Purchase Offer.

              2.2 RIGHT TO PARTICIPATE. The Holder shall have the right, exercisable upon written notice to such Selling Shareholder within fifteen (15) Business Days after receipt of the notice of the Purchase Offer, to participate in such Selling Shareholder's sale of Common Shares on the same (or, in the case of Convertible Securities, equivalent terms) terms and conditions. To the extent that the Holder exercises such right of participation, the number of Common Shares or Convertible Securities which such Selling Shareholder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation of the Holder shall be subject to the following terms and conditions:


                 (a) The Holder may sell all or any part of that number of Warrant Shares equal to the product obtained by multiplying (i) the aggregate number of Common Shares (including the Common Share equivalent of any Convertible Securities) covered by the Purchase Offer by (ii) a fraction (A) the numerator of which is the number of Warrant Shares at the time owned by the Holder, and (B) the denominator of which is the sum of (x) the combined number of such Common Shares (including the Common Share equivalent of Convertible Securities) at the time owned by all of the Shareholders, and (y) the number of Warrant Shares at that time owned by the Holder. For purposes of making such computation, the Holder shall be deemed to own the number of Common Shares as if its Warrant had been exercised and any Convertible Securities have been converted into Common Shares.

                 (b) The Holder may participate in the sale by delivering to the Selling Shareholder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, free and clear of all adverse claims, which represent that number of Warrant Shares which the Holder elects to sell pursuant to this Section 2.2. Notwithstanding any provision of the Warrant Certificate to the contrary (including the fact that the Warrant is not yet exercisable), the Holder may exercise such Warrant for the number of Warrant Shares to be purchased and deliver such Warrant Shares as





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provided in this Section 2.2, and such exercise shall not constitute the single exercise of the Warrant or otherwise affect any future exercise of the Warrant.

              2.3 CONSUMMATION OF SALE. The stock certificate or certificates which a Holder delivers to the Selling Shareholder pursuant to
Section 2.2 shall be transferred by the Selling Shareholder to the purchase offeror in consummation of the sale pursuant to the terms and conditions specified in the Section 2.1 notice to the Holder, and such Selling Shareholder shall promptly thereafter remit to the Holder that portion of the sale proceeds to which the Holder is entitled by reason of its participation in such sale; provided, however, that if the Holder has delivered a Warrant to be transferred to the purchase offeror, the Holder shall receive for such Warrant only the difference between the purchase price set forth in the Purchase Offer and the exercise price set forth in the Warrant.

              2.4 ONGOING RIGHTS. The exercise or non-exercise of the rights of the Holder hereunder to participate in one or more sales made by the Selling Shareholder shall not adversely affect the Holder's right to participate in subsequent sales by the Selling Shareholder pursuant to Section
2.1 hereof.

              2.5 PERMITTED EXEMPTIONS. The participation rights of the Holder shall not apply to any bona fide gift; provided that a Shareholder shall inform the Holder of such gift prior to effecting it and the donee shall furnish the Holder with a written agreement to be bound by, and comply with, all provisions of this Agreement applicable to such Shareholder.

         SECTION 3.       PROHIBITED TRANSFERS.

              3.1 TREATMENT OF PROHIBITED TRANSFERS. In the event a Shareholder should sell any Common Shares or Convertible Securities in contravention of the participation rights of the Holder under this Agreement (a "Prohibited Transfer"), the Holder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided in Section 3.2 and such Shareholder shall be bound by the applicable provisions of such put option.

              3.2 PUT OPTION. In the event of a Prohibited Transfer, the Holder shall have the right to sell to the Shareholder that number of shares of Warrant Shares (either directly or through delivery of a Warrant) equal to the number of shares the Holder would have been entitled to transfer to the purchaser in the Prohibited Transfer pursuant to the terms hereof. Such sale shall be made on the following terms and conditions:

                 (a) The price per share at which such shares are to be sold to the Shareholder shall be equal or equivalent to the price per share paid by the purchaser to the Shareholder in the Prohibited Transfer. The Shareholder shall also reimburse the Holder for any and all reasonable fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Holder's rights under this Article 3.





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                 (b)      Within thirty (30) days after the earlier of the date
on which the Holder (i) receives notice from a Shareholder of the Prohibited Transfer, or (ii) otherwise becomes aware of the Prohibited Transfer, the Holder shall, if exercising the put option created hereby, deliver to such Shareholder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                 (c) A Shareholder shall, upon receipt of the certificate or certificates for the shares to be sold by a Holder, pursuant to Section 3.2(b), free and clear of all adverse claims, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in
Section 3.2(a), by certified or cashier's check made payable to the order of the Holder.

                 (d) Notwithstanding the foregoing, any attempt to transfer shares of the Company in violation of the terms of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the Holder.

         SECTION 4.       LEGENDED CERTIFICATE.

              4.1 LEGEND. Each certificate representing Common Shares now or hereafter owned by any Shareholder shall be endorsed with the following legend:

         THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND AMONG CERTAIN SHAREHOLDERS, THE COMPANY AND BANC ONE CAPITAL PARTNERS, L.P. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

              4.2 LEGEND REMOVAL. The Section 4.1 legend shall be removed upon the earlier of termination of this Agreement or the date upon which the provisions of this Agreement are no longer applicable to such shares in accordance with the provisions of Section 5.1.

         SECTION 5.       MISCELLANEOUS PROVISIONS.

              5.1 TERMINATION OF CO-SALE RIGHTS. The rights of the Holder under this Agreement and the obligations of the Shareholder with respect to the Holder shall terminate at such time as the Warrants have expired in accordance with their terms and the Holder does not own any Warrant Shares. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate upon the occurrence of any one of the following events:

                 (a) The liquidation, dissolution or indefinite cessation of the business operations of the Company;





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                 (b)      The execution by the Company of a general assignment
for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

                 (c)      The consummation of an Qualified Public Offering; or

                 (d)      The sixth anniversary of the Closing Date.

              5.2         NOTICES.   Any notice or other communication required
or permitted to be made or given under this Agreement, shall be in writing and shall be deemed to have been received by the Party to whom it is addressed:
(i) on the date indicated on the certified mail return receipt if sent by certified mail return receipt requested; (ii) on the date actually received if hand delivered or if transmitted by telefax (receipt of which is confirmed to sender); or (iii) one business day after such notice was delivered to an overnight delivery service, addressed, delivered or transmitted in each case as follows:

                 IF TO THE HOLDER:

                 Banc One Capital Partners, L.P.
                 150 East Gay Street, 24th Floor
                 Columbus, Ohio 43215
                 ATTENTION: William P. Leahy
                 Telephone:  (614) 217-1290
                 Telefax:    (614) 217-0192

                 WITH A COPY TO:

                 Banc One Capital Corporation
                 150 East Gay Street, 24th Floor
                 Columbus, Ohio 43215
                 ATTENTION: Legal Department
                 Telephone: (614) 217-1100
                 Telefax:   (614) 217-1217

                 IF TO THE COMPANY:

                 NDE Environmental Corporation
                 8900 Shoal Creek Blvd.
                 Building 200
                 Austin, TX 78758
                 ATTENTION: President
                 Telephone: (512) 451-1334
                 Telefax:   (512) 459-1459





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                 WITH COPY TO:

                 NDE Environmental Corporation
                 712 Main Street, Suite 1700
                 Houston, TX 77002
                 ATTENTION: Jay Allen Chaffee
                 Telephone:
                 Telefax:

                 IF TO PROACTIVE:

                 Proactive Partners, L.P.
                 50 Osgood Place, Penthouse
                 San Francisco, CA 94153
                 ATTENTION: Charles McGettigan
                 Telephone: (415) 986-4433
                 Telefax:   (415) 986-3617

                 IF TO LAGUNITAS:

                 Lagunitas Partners, L.P.
                 50 Osgood Place, Penthouse
                 San Francisco, CA 94153
                 ATTENTION: Patrick McBane
                 Telephone: (415) 981-2101
                 Telefax:   (415) 521-1744

                 IF TO MR. CHAFFEE:

                 Jay Allen Chaffee
                 NDE Environmental Corporation
                 712 Main Street, Suite 1700
                 Houston, TX 77002
                 Telephone: (713) 223-5730
                 Telefax:   (713) 223-5379

                 IF TO MR. SHARPLIN:

                 A. Daniel Sharplin
                 NDE Environmental Corporation
                 8900 Shoal Creek Blvd.
                 Building 200
                 Austin, TX 78758
                 Telephone: (512) 451-6334
                 Telefax:   (512) 459-1459





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         A Party's address for notice may be changed from time-to-time only by written notice given to each of the other Parties in accordance with this Section.

              5.3 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The participation rights of the Holder hereunder may not be assigned or otherwise transferred without the express written consent of the Company and the Shareholders, which shall not be unreasonably withheld.

              5.4 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

              5.5 AMENDMENTS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the Parties hereto. Any waiver by a Party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such Party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

              5.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio.

              5.7 OTHER OBLIGATIONS OF COMPANY. The Company agrees to use all reasonable efforts to enforce the terms of this Agreement, to inform the Holder of any breach hereof and to assist the Holder in the exercise of its rights and performance of its obligations under Section 3 hereof.





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         The parties have executed and delivered this Agreement effective as of the day and year first above written.


SHAREHOLDERS:                     HOLDER:

PROACTIVE PARTNERS, L.P.
                                  BANC ONE CAPITAL PARTNERS, L.P.
By: /s/ CHARLES MCGETTIGAN
   -----------------------

LAGUNITAS PARTNERS, L.P.          By: /s/ JAMES H. WOLFE
                                     -----------------------------------
By: /s/ JON GRUBER                Its: James H. Wolfe, Authorized Signer
   -----------------------           -----------------------------------



JAY ALLEN CHAFFEE

 /s/ JAY ALLEN CHAFFEE
--------------------------


A. DANIEL SHARPLIN

 /s/ A. DANIEL SHARPLIN
--------------------------


COMPANY:

NDE ENVIRONMENTAL
 CORPORATION


By: /s/ JAY ALLEN CHAFFEE
   -----------------------
   Jay Allen Chaffee,
   Chairman of the Board






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